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Section 5: EX-32.2 (EX-32.2)
                                                                    Exhibit 32.2

                  Certification of Principal Financial Officer
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Carrollton Bancorp on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, James M. Uveges, as Senior Vice President and Chief Financial Officer of Carrollton Bancorp, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Form 10-Q for the period ended June 30, 2007 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Form 10-Q for the period ended June 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of Carrollton Bancorp.


Date: August 14, 2007

/s/ James M. Uveges
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James M. Uveges
Senior Vice President and Chief Financial Officer

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